UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2019

Fate Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36076	65-1311552
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3535 General Atomics Court, Suite 200 San Diego, CA 92121
(Address of principal executive offices, including zip code)

(858) 875-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	FATE	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02 Termination of a Material Definitive Agreement.

On November 13, 2019, Fate Therapeutics, Inc. (the “Company”) repaid in full all outstanding obligations under the Loan and Security Agreement dated July 30, 2014, as amended by the First Amendment dated July 14, 2017 (together, the “Loan Agreement”), between the Company and Silicon Valley Bank (the “Bank”).  The Company used cash on hand in the amount of approximately $14.2 million for the repayment of such obligations and fees and expenses related thereto. Accordingly, among other things, all of the Company’s obligations under the Loan Agreement and all related documents have been paid and discharged in full, any and all unfunded commitments by the Bank to make credit extensions or other financial accommodations under the Loan Agreement have been terminated, and all security interests and other liens granted by the Company to the Bank to secure the Company’s obligations under the Loan Agreement have been terminated and automatically released (other than with respect to customary provisions and agreements that are expressly specified to survive the termination).

The material terms of the Loan Agreement are described in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 5, 2014 and July 14, 2017.

The foregoing summary of the Loan Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, (i) the Loan and Security Agreement dated July 30, 2014, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K with the SEC on August 5, 2014, and (ii) the First Amendment dated July 14, 2017 to the Loan and Security Agreement, which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q with the SEC on August 14, 2017, each of which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 14, 2019

FATE THERAPEUTICS, INC.

By:	/s/ J. Scott Wolchko
J. Scott Wolchko
President and Chief Executive Officer